                                                                   EXHIBIT 10.1


                             EMPLOYMENT AGREEMENT

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     THIS AGREEMENT, made and entered into as of the 1st day of February, 1999, by and between KOHL'S DEPARTMENT STORES, INC., a Delaware corporation ("Corporation"), and Kevin Mansell ("Executive").

  W I T N E S S E T H :

     WHEREAS, the Corporation desires to employ the Executive in the capacity and under the terms set forth herein and the Executive desires to be employed by the Corporation on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Executive agree as follows:

                                   ARTICLE I
                                   ---------
                                Employment Duties
                                -----------------

     During the term of the Executive's employment hereunder, the Corporation shall employ the Executive and the Executive shall serve as President of the Corporation. Subject to the authority and direction of the Chairman and Chief Executive Officer and Board of Directors of the Corporation, the Executive shall have supervision and control over, and responsibility for, the general management and day-to-day operation of the Corporation. The Executive shall also have such other powers and duties as may from time to time be prescribed by the Board of Directors of the Corporation; provided, however, that such duties are reasonably consistent with the duties normally performed by a President. The Executive's principal place of employment shall be at the Corporation's headquarters in Menomonee Falls, Wisconsin; provided, however, that the Executive acknowledges and agrees that he may from time to time be required to travel
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outside Milwaukee, Wisconsin on behalf of the Corporation. The Executive shall devote his entire working time and efforts to the business affairs of the Corporation and its affiliates and shall faithfully and to the best of his ability perform his duties hereunder, provided that Executive may take reasonable amounts of time to serve on corporate, civil or charitable boards or committees if such activities do not interfere with the performance of Executive's duties hereunder. The Executive hereby agrees to serve as an officer of the Corporation and of affiliates of the Corporation as part of his contemplated duties hereunder without additional compensation therefor.


                                  ARTICLE II
                                  ----------
                                     Term
                                     ----

     The term of the Executive's employment (the "Employment Term") under this Agreement shall commence as of the date first above written (the "Anniversary Date"), and shall, except as it may otherwise be subject to termination hereunder, continue thereafter until the third anniversary of such Anniversary Date; provided, however, that at the end of each day during the Employment Term the Employment Term shall be automatically extended for one (1) day unless either party shall give written notice to the other not less than thirty (30) days prior thereto that the Employment Term shall not be so extended.

                                  ARTICLE III
                                  -----------
                                 Compensation
                                 ------------

     3.1. Salary.  The Corporation shall pay to the Executive an annual base
          ------
salary in the amount of Five Hundred Sixty Thousand Dollars ($560,000.00) during the Employment Term ("Annual Base Salary"). The Executive's Annual Base Salary shall be payable in equal installments not less frequently than monthly. Executive's Annual Base Salary shall be reviewed by the Board of Directors of the Corporation at least annually and may be increased by such amount as the Board of Directors, in its sole discretion, may determine, taking into consideration the profitability of the Corporation relative to its business plan and such other factors as the Board of Directors may deem relevant for that purpose. Annual Base Salary shall not be reduced

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after any such increase and the term Annual Base Salary as utilized in this
Agreement shall refer to Annual Base Salary as so increased.

     3.2. Bonuses.  The Executive shall participate in bonus plans established
          -------
for the executive officers of the Corporation on terms no less favorable than those applicable to other employees of the Corporation of comparable status with the Executive.

                                  ARTICLE IV
                                  ----------
                           Termination of Employment
                           -------------------------

     4.1. Causes for Termination.  Notwithstanding the term set forth in Article
          ----------------------
II, above, Executive's employment hereunder may be terminated prior to the expiration of such term upon occurrence of any of the following events:

             4.11.  Death.  The Executive's employment shall terminate upon the
                    -----
    Executive's death.

             4.12.  Disability.  The Executive's employment shall terminate in
                    ----------
    the event of the Disability of the Executive. For purposes of this Agreement, the term "Disability" shall be defined as the inability of the Executive to perform his normal duties as a full-time employee of the Corporation for a continuous period of two hundred seventy (270) consecutive days by reason of physical or mental illness or incapacity, or for periods of physical or mental illness or incapacity aggregating two hundred fifteen
    (215) business days in any consecutive twelve (12) month period. If the Corporation determines in good faith that the Disability of Executive has occurred it may give the Executive written notice of its intention to terminate the Executive's employment. In such event, Executive's employment with the Corporation shall terminate on the thirtieth (30th) day after receipt of such notice by the Executive unless within such thirty (30) day period Executive shall have returned to full-time performance of his duties or Executive shall deliver written notice to the Corporation disagreeing that a Disability has occurred. If there is any dispute as to whether Executive is disabled, such question shall be submitted to a licensed physician for the purpose of making such determination. An examination of the Executive shall be made within thirty (30) days after written notice by the Corporation to the

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    Executive by a licensed physician appointed by the Corporation. The
    Executive shall submit to such examination and provide such information as such physician may request. If the Executive shall disagree with the determination of the physician appointed by the Corporation, he may request an examination to be conducted by a physician of his own choosing. If the two (2) physicians shall disagree, the two (2) physicians shall jointly appoint an independent physician, whose determination shall be binding and conclusive on all parties concerned for purposes of this Agreement. The termination shall be deemed effective as of the date of the final determination of Disability.

          4.13.     Cause.  The Corporation may terminate the Executive for
                    -----
    "Cause." A termination for Cause is a termination upon (a) the continued failure by Executive to substantially perform his duties with the Corporation (other than any such failure resulting from termination by Executive for Good Reason) after a written demand for substantial performance is delivered to Executive that specifically identifies the manner in which the Corporation believes that Executive has not substantially performed his duties, and Executive has failed to resume substantial performance of his duties on a continuous basis within sixty
    (60) days after receiving such demand; (b) the willful engaging by Executive in conduct which is demonstrably and materially injurious to the Corporation, monetarily or otherwise; (c) any dishonest or fraudulent conduct which results or is intended to result in gain to Executive or Executive's personal enrichment at the expense of the Corporation; or (d) Executive's conviction of a felony, misdemeanor or criminal offense (other than traffic violations and other minor offenses).

          4.14.     Good Reason.  The Executive may terminate his employment for
                    -----------
    "Good Reason." "Good Reason" shall mean the occurrence of any of the following:

          (a) A change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, does not represent a promotion from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities in effect immediately prior to such assignment; or any removal

                                       4
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    of the Executive from or failure to reappoint or reelect him to any position, except in connection with the termination of his employment for Disability, Cause, as a result of his death or by the Executive other than for Good Reason.

          (b) The insolvency or the filing (by any party, including the Corporation) of a petition for bankruptcy of the Corporation.

          (c) Any material breach by the Corporation of this Agreement.

          (d) Any purported termination of the Executive's employment for Cause by the Corporation which does not comply with the terms of this Agreement.

          (e) The failure of the Corporation to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Corporation, to assume and agree to perform this Agreement, as contemplated in Section 9.4 hereof.

     Provided, however, that no termination shall be for Good Reason until the Corporation shall have had at least thirty (30) days to cure any conduct alleged to have caused Good Reason after a written demand shall have been delivered to the Corporation specifying the alleged conduct.

          The Executive's right to terminate his employment pursuant to this
    Section 4.14 shall not be affected by his incapacity due to physical or mental illness. The Executive's continued employment or failure to give Notice of Termination shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

          Subject to the thirty (30) day cure period set forth above, any good faith determination of Good Reason made by the Executive shall be conclusive.

          4.15.     Voluntary.  The Executive's employment shall terminate upon
                    ---------
   the Executive's voluntary resignation as an employee of the Corporation.

     4.2. Notice of Termination.  Any purported termination by the Corporation
          ---------------------
or by the Executive (other than by death of the Executive) shall be communicated by Notice of Termination to the other. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances

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claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (iii) the Termination Date. For purposes of this Agreement, no such purported termination of employment shall be effective without such Notice of Termination.

          4.3. Termination Date, etc. "Termination Date" shall mean in the case
               ---------------------
of the Executive's death, his date of death, in the event of Executive's Disability, the date set forth in Paragraph 4.12, or in all other cases, the date specified in the Notice of Termination subject to the following:

                (a) If the Executive's employment is terminated by the Corporation, the date specified in the Notice of Termination shall be at least thirty (30) days after the date the Notice of Termination is given to the Executive, Provided, however, that in the case of Disability, the Executive shall not have returned to the full-time performance of his duties during such period of at least thirty (30) days.

                (b) If the Executive's employment is terminated for Good Reason, the date specified in the Notice of Termination shall not be less than thirty (30) nor more than sixty (60) days after the date the Notice of Termination is given to the Corporation.

                (c) Except in the case of a termination for Disability subject to the provisions of Paragraph 4.12, in the event that within thirty (30) days following the date of receipt of the Notice of Termination, one party notifies the other that a dispute exists concerning the basis for termination, the Executive's employment hereunder shall not be terminated except after the dispute is finally resolved and a Termination Date is determined either by a mutual written agreement of the parties, or by a binding and final judgment order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

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                                   ARTICLE V
                                   ---------
                Obligations of the Corporation Upon Termination
                -----------------------------------------------

          5.1. Good Reason; Other Than for Cause, Death or Disability. If,
               ------------------------------------------------------
during the Employment Term, the Corporation shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good Reason:

                (a) The Corporation shall pay to the Executive in a lump sum in cash within ten (10) days after the Termination Date the aggregate of the following amounts:

                      (1) The sum of:

                           (i)   The Executive's Annual Base Salary through the
Termination Date to the extent not theretofore paid.

                           (ii)  The product of (x) the sum of the average
bonuses paid or payable, including any amounts that were deferred, and the average value of any stock options and stock appreciation rights awarded (computed solely by reference to the difference between the value of the stock to which it relates and the exercise price or base value thereof) to the Executive in respect of the three (3) fiscal years immediately preceding the fiscal year in which the Effective Date occurs (the "Recent Average Bonus") and
(y) a fraction, the numerator of which is the number of days completed in the current fiscal year through the Termination Date, and the denominator of which is 365; and

                           (iii) Except as provided in Paragraph 5.1(b), any
compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid.

                      The sum of the amounts described in clauses (i), (ii) and
(iii)shall be hereinafter referred to as the "Accrued Obligations";

                      (2) The amount equal to the product of (i) the number of days remaining in the Employment Term as of the Termination Date had the Executive's employment not been terminated (the "Remaining Employment Term") divided by 365, and (ii) the sum of (x) the Executive's Annual Base Salary (increased for this purpose by any Section 401(k) deferrals, cafeteria plan elections, or other deferrals that would have

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increased Executive's Annual Base Salary if paid in cash to Executive when earned) and (y) the Executive's Recent Average Bonus.

                (b) To the extent not theretofore paid or provided, the Corporation shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive after a termination of Employment under any plan, program, Policy or practice or contract or agreement of the Corporation (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

     5.2. Death.  If the Executive's employment is terminated by reason of the
          -----
Executive's death during the Employment Term, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, except that the Corporation shall pay or provide the Accrued Obligations, six (6) months of Annual Base Salary, and the other Benefits. The Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Termination Date. The six (6) months of Annual Base Salary shall be paid during the six (6) month period following the Termination Date on a monthly basis.

With respect to the provision of Other Benefits, the term Other Benefits as utilized in this section shall include, and the Executive's family shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Corporation to surviving families of peer executives of the Corporation.

     5.3. Disability. If the Executive's employment is terminated by reason of
          ----------
the Executive's Disability during the Employment Term, this Agreement shall terminate without further obligations to the Executive, except that the Company shall pay or provide the Accrued Obligations, six (6) months of Annual Base Salary (subject to reduction as provided below) and the Other Benefits. The Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Termination Date. The six (6) months of Annual Base Salary shall be paid during the six (6) month period following the termination on a monthly basis. The six (6) months of Annual Base Salary shall be reduced by any amounts paid to the Executive for such six (6) month period under any disability insurance or program paid by the Corporation. With respect to the provision of other Benefits, the term Other Benefits as utilized in this section

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shall include, and the Executive shall be entitled to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Corporation to disabled executives and/or their families to other peer executives and their families.

          5.4. Cause; Other Than for Good Reason. If the Executive's employment
               ---------------------------------
shall be terminated for Cause during the Employment Term, or if the Executive voluntarily terminates employment during the Employment Term for other than Good Reason, this Agreement (other than Paragraph 7.3, if applicable, and Article VIII thereof) shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of Termination, any other amounts earned or accrued through the Termination Date, and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid; provided that if Executive voluntarily terminates Executive shall receive the benefits normally provided upon normal or early retirement with respect to other peer Executives and their families to the extent he qualifies therefore. All salary or compensation hereunder shall be paid to the Executive in a lump sum in cash within thirty
(30) days of the Date of Termination.

          5.5. Delinquent Payments. If any of the payments referred to in this
               -------------------
Article V are not paid within the time specified after the Termination Date (hereinafter a "Delinquent Payment"), in addition to such principal sum, the Corporation will pay to the Executive interest on all such Delinquent Payments computed at the prime rate as announced from time to time by Bankers Trust Company, New York, New York, or its successor, compounded monthly.

          5.6. No Mitigation. In no event shall the Executive be obligated to
               -------------
seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced (except to the extent expressly set forth herein) whether or not the Executive obtains other employment.

          5.7. Excise Tax Payments.
               -------------------

                 (a) Notwithstanding anything contained in this Agreement to the contrary, in the event that any payment or distribution to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of

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this Agreement or otherwise in connection with, or arising out of, his employment with the Corporation (a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code")), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any interest and penalties, are collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

          (b) A determination shall be made as to whether and when Gross-Up Payment is required pursuant to this Section 5.7 and the amount of such Gross-Up Payment, such determination to be made within fifteen (15) business days of the Termination Date, or such other time as requested by the Corporation or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) . Such determination shall be made by a national independent accounting firm selected by the Executive (the "Accounting Firm"). All fees, costs and expenses (including, but not limited to, the cost of retaining experts) of the Accounting Firm shall be borne by the Corporation and the Corporation shall pay such fees, costs and expenses as they become due. The Accounting Firm shall provide detailed supporting calculations, acceptable to the Executive, both to the Company and the Executive. The Gross-Up Payment, if any, as determined pursuant to this Section 5.7(b) shall be paid by the Corporation to the Executive within five (5) business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an unqualified opinion that no Excise Tax will be imposed with respect to any such Payment or Payments. Any such initial determination by the Accounting Firm of the Gross-Up Payment shall be binding upon the Corporation and the Executive subject to the application of Section 5.7
(c).

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               (c)  As a result of the uncertainty in the application of
Sections 4999 and 280G of the Code, it is possible that a Gross-Up Payment (or a portion thereof) will be paid which should not have been paid (an "Overpayment") or a Gross-Up Payment (or a portion thereof) which should have been paid will not have been paid (an 'Underpayment"). An Underpayment shall be deemed to have occurred upon notice (formal or informal) to the Executive from any governmental taxing authority that the tax liability of the Executive (whether in respect of the then current taxable year of the Executive or in respect of any prior taxable year of the Executive) may be increased by reason of the imposition of the Excise Tax on a Payment or Payments with respect to which the Company has failed to make a sufficient Gross-Up Payment. An Overpayment shall be deemed to have occurred upon a "Final Determination" (as hereinafter defined) that the Excise Tax shall not be imposed upon a Payment or Payments with respect to which the Executive had previously received a Gross-Up Payment. A Final Determination shall be deemed to have occurred when the Executive has received from the applicable governmental taxing authority a refund of taxes or other reduction in his tax liability by reason of the Overpayment and upon either (i) the date a determination is made by, or an agreement is entered into with, the applicable governmental taxing authority which finally and conclusively binds the Executive and such taxing authority, or in the event that a claim is brought before a court of competent jurisdiction, the date upon which a final determination has been made by such court and either all appeals have been taken and finally resolved or the time for all appeals has expired or (ii) the expiration of the statute of limitations with respect to the Executive's applicable tax return. If an Underpayment occurs, the Executive shall promptly notify the Corporation and the Corporation shall pay to the Executive at least five (5) business days prior to the date on which the applicable governmental taxing authority has requested payment, an additional Gross-Up Payment equal to the amount of the Underpayment plus any interest and penalties imposed on the Underpayment. If an Overpayment occurs, the amount of the Overpayment shall be treated as a loan by the Corporation to the Executive and the Executive shall, within ten (10) business days of the occurrence of such Overpayment, pay to the Corporation the

                                       11
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     amount of the Overpayment plus interest at an annual rate equal to the rate provided for in Section 1274 (b)(2)(B) of the Code from the date the Gross-Up Payment (to which the Overpayment relates) was paid to the Executive.

               (d) Notwithstanding anything contained in this Agreement to the contrary, in the event it is determined that an Excise Tax will be imposed on any Payment or Payments, the Corporation shall pay to the applicable governmental taxing authorities as Excise Tax withholding, the amount of the Excise Tax that the Corporation has actually withheld from the Payment or Payments.

                                  ARTICLE VI
                                  ----------
                                   Expenses
                                   --------

          During the term of the Executive's employment hereunder, the Corporation shall promptly pay or reimburse the Executive for all reasonable and necessary business expenses incurred by the Executive in the interest of the Corporation. The Executive shall be required to submit an itemized account of such expenditures and such proof as may be reasonably necessary o establish to the satisfaction of the Corporation that the expenses incurred by the Executive were ordinary and necessary business expenses incurred on behalf of the Corporation.

                                  ARTICLE VII
                                  -----------
                                Fringe Benefits
                                ---------------

          7.1. Benefits. During the term of the Executive's employment
               --------
hereunder, the Executive shall be entitled to participate in any benefit plans and programs which the Corporation may from time to time make available to its executive employees, including, without limitation (i) health and dental insurance (family plan); (ii) supplemental executive medical plan (without maximum limit); (iii) long term disability insurance; (iv) annual physical; (v) business travel accident insurance; and (vi) financial consulting (up to Three Thousand Five Hundred Dollars ($3,500.00) per year). The Executive acknowledges that he shall have no vested rights in any such programs except as expressly provided under the terms thereof and that such programs may be terminated, modified, altered or reduced as well as supplemented.

                                       12
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          7.2. Life Insurance. During the term of the Executive's employment
               --------------
hereunder, the Corporation shall provide the Executive with term life insurance equal to not less than three (3) times the annual salary of the Executive; provided, however, that the Executive shall have the option to purchase, at his own expense, additional insurance equal to his annual salary under such term life insurance policy.

          7.3. Health Insurance. Notwithstanding anything contained herein to
               ----------------
the contrary, in the event the Executive's employment with the Corporation is terminated (i) at the expiration of the Employment Term, or (ii) prior to such date for any reason other than (A) a termination for Cause, or (B) a voluntary termination by the Executive for any reason other than "Good Reason" or other than approved by the Board of Directors of the Corporation, the Corporation shall continue, until the Executive's death, to provide the Executive and his spouse and dependents with health insurance and a supplemental executive medical plan (with coverage similar to that received by the Executive at the time of such termination and covering the Executive, his spouse and his dependents (as defined in such insurance and medical plan), provided such insurance is reasonably available to the Corporation with respect to the Executive.

          7.4. Automobile. The Executive shall be provided with an automobile of
               ----------
a quality and value comparable to the automobile provided to Executive as of the date of this Agreement for the Executive's use during the term of this Agreement. Every two (2) years during the term of this Agreement, the Executive shall be entitled to exchange the automobile then in his possession for a new automobile of a quality and value comparable to the vehicle being replaced. The Corporation shall provide or reimburse the Executive for all reasonable insurance and maintenance for such automobile, including repairs, gas and oil.

          7.5. Vacation. The Executive shall be entitled to such vacation time
               --------
as the Corporation may from time to time make available to its executive employees.

                                 ARTICLE VIII
                                 ------------
                 Non-Competition and Confidential Information
                 --------------------------------------------

          8.1. Non-Competition. The Executive agrees that he shall not at any
               ---------------
time while he is employed hereunder or at any time during the Restricted Period (as hereinafter defined), for

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any reason, either directly or indirectly, whether as agent, stockholder (except as the holder of not more than five percent (5%) of the stock of a publicly held company, provided the Executive does not participate in the business of such company or render advice or assistance to it), employee, officer, director, trustee, partner, consultant, proprietor or otherwise:

               (i) Engage in, render advice or assistance to, or in any way be connected with any Competitive Entity (as hereinafter defined) located in the Restricted Area (as hereinafter defined).

               (ii) Except on behalf of the Corporation, entice or attempt to entice any of the suppliers or customers of the Corporation, so as to cause, or attempt to cause, any of said suppliers or customers not to do business with the Corporation or to reduce or adversely change the nature of the business done with the Corporation.

               (iii) For purposes of this Paragraph 8, the following definitions shall apply:

                         (A) A "Competitive Entity" shall be defined as any business, person, firm, association, partnership, corporation or other entity which (x) is engaged directly or indirectly in the retail department store business or (y) which competes with the business of the Corporation as such business is conducted from time to time during the course of the Executive's employment hereunder.

                         (B) The term "Restricted Area" shall be defined during the Executive's employment as fifty (50) miles from any store operated by the Corporation from time to time during the course of the Executive's employment, and after the termination of the Executive's employment it shall be defined as fifty (50) miles from any store operated by the Corporation during the one (1) year period prior to the termination of the Executive's employment or during the Restricted Period.

                         (C) The term Restricted Period" shall be defined as two (2) years from the date of termination of the Executive's employment hereunder; provided, hereunder, that the Restricted Period shall be
                --------  ---------
     extended for the period during which it is determined that the Executive is in violation of the provisions of this Paragraphs 8.1 or 8.2.

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  8.2. Confidential Information.  The Executive agrees that he shall not, at any
       ------------------------
time while he is employed hereunder and during the Restricted Period, disclose to any person who is not at the time of such disclosure, a person to whom such disclosure has been authorized by the Board or Chief Executive officer any confidential information regarding the Corporation or its business obtained by the Executive while in the employ of the Corporation, including without limitation, financial information, marketing information and pricing information (the "Confidential Information"). The Executive acknowledges that he also understands and agrees that the foregoing shall not constitute a waiver by the Corporation of any right to protect its trade secrets, including rights under
Section 134.90 of the Wisconsin Statutes and any successor provision thereto.

  8.3. Return of Material.  The Executive agrees upon termination of his
       ------------------
employment with the Corporation immediately to surrender to the Corporation all correspondence, letters, contracts, manuals, mailing lists, marketing data, ledgers, supplies, and all other materials or records of any kind relating to the Corporation or its business then in his possession or under his control, as well as all copies of any of the foregoing.

  8.4. Specific Performance.  The Executive recognizes that irrevocable injury
       --------------------
may result to the Corporation and its business and properties, in the event of a breach by him of the restrictions imposed by this Article VIII and that the Executive's acceptance of such restrictions was a material factor in the Corporation's decision to enter into this Agreement. The Executive agrees that if he shall engage in any acts in violation of this Article VIII, the Corporation shall be entitled, in addition to such other remedies and damages as may be available to it, to an injunction prohibiting Executive from engaging in any such acts.

                                  ARTICLE IX
                                  ----------
                                 Miscellaneous
                                 -------------

  9.1. Insurance.  The Executive agrees to perform all acts and execute all
       ---------
instruments necessary in connection with the obtaining by the Corporation of life insurance or disability insurance on the Executive.

  9.2. Waiver of Breach.  No waiver by either party hereto of any breach of any
       ----------------
provision of this Agreement shall be deemed a waiver by such party of any subsequent breach.

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

  9.3. Notice.  Any notice required or permitted to be given hereunder shall be
       ------
in writing and shall be deemed to be sufficiently given and received in all respects when personally delivered or when deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

  IF TO THE                   Kohl's Department Stores, Inc.
  CORPORATION:                   N56 W17000 Ridgewood Drive
                                 Menomonee Falls, WI 53051
                                 Attention: Chairman

  With a Copy to:             Kohl's Department Stores, Inc.
                                 N56 W17000 Ridgewood Drive
                                 Menomonee Falls, WI 53051
                                 Attention: General Counsel

  IF TO THE                   Kevin Mansell
  EXECUTIVE:                     6050 North Lake Drive
                                 Whitefish Bay, WI 53217

  9.4. Assignment.  This Agreement shall not be assignable by the Corporation
       ----------
without the written consent of the Executive, except that if the Corporation shall merge or consolidate with or into or transfer all or substantially all of its assets, including goodwill, to another corporation or other form of business organization, the Corporation shall require any successor corporation in such merger, consolidation or transfer to assume and perform this Agreement. The Executive may not assign, pledge or encumber any interest in this Agreement or any part thereof without the written consent of the Corporation.

  9.5. Complete Agreement; Amendment. once the term of this Agreement commences,
       -----------------------------
this Agreement shall contain the full and complete understanding and agreement of the parties and supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may not be modified, amended, terminated or discharged orally.

  9.6. Fees and Expenses. The Corporation shall pay all legal fees and related
       -----------------
expenses (including the costs of experts, evidence and counsel) reasonably incurred by the Executive as they become due as a result of a position taken in good faith by the Executive with respect to (i) the Executive's termination of employment.(including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment),
(ii) the Executive's hearing before the Board as contemplated in Section 4.13 of this Agreement, (iii) the Executive's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Corporation under which the Executive is or may be entitled to receive benefits or (iv) a dispute between the Executive and the Internal Revenue Service (or any other taxing authority) with regard to an "Underpayment" (as defined in Section 5.7 of this Agreement).

  9.7. Severability.  The provisions of this Agreement shall be deemed severable
       ------------
and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

  9.8. Withholding Taxes.  The Corporation shall deduct from all payments to the
       -----------------
Executive hereunder any federal, state or local withholding or other taxes or charges which the Corporation is from time to time required to deduct under applicable law, and all amounts payable to the Executive hereunder are stated herein before any such deduction. The Corporation shall have the right to rely upon written opinion of legal counsel, which may be independent legal counsel or legal counsel regularly employed by the Corporation, if any questions should arise as to any such deductions.

  9.9. Governing Law.  This Agreement and all questions or its interpretation,
       -------------
performance, enforceability and the rights and remedies of the parties hereto shall be governed by and determined in accordance with the laws of the State of Wisconsin.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

                              KOHL'S DEPARTMENT STORES, INC.

                              By: /s/ William S. Kellogg
                                  -----------------------------
                                   William S. Kellogg, Chairman


                              EXECUTIVE:


                              /s/ Kevin Mansell
                              ---------------------------------
                              Kevin Mansell

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